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On October 3, 2012, MetroPCS Communications, Inc. posted the following slides in connection with a presentation to investors and analysts. A copy of the presentation is included below.

Creating the Value Leader in Wireless

The Combination of T-Mobile USA and MetroPCS

October 3, 2012

Life is for sharing.

Safe harbor statement.

Speaker lineup.

- René Obermann
  - Chief Executive Officer, Deutsche Telekom
- Roger Linquist
  - Chairman and Chief Executive Officer, MetroPCS
- John Legere
  - President and Chief Executive Officer, T-Mobile USA
- Braxton Carter
  - Chief Financial Officer & Vice Chairman, MetroPCS

Creating the Value Leader in Wireless

- Leading Value Carrier in U.S. Wireless Market
- Strengthened Spectrum Position to Roll-out 4G LTE
- Projected $6 - $7Bn Cost Synergies from Enhanced Scale and Scope
- Attractive Growth Profile with Projected 7% - 10% 5-year EBITDA CAGR

Transaction terms and structure.


MetroPCS Shareholders
26% Ownership
74% Ownership
Deutsche Telekom (DT)
Equity
Debt
$1.5 Bn Cash
NewCo (T-Mobile & MetroPCS)
$15 Bn Notes

Key Transaction Elements

- Reverse acquisition of T-Mobile by MetroPCS
  - MetroPCS recapitalization with 1 for 2 stock split
  - MetroPCS shareholders receive $1.5Bn cash payment
  - DT receives 74% ownership of NewCo
- Combined business remains a U.S.-listed company
- Roll-over existing $15Bn DT intercompany loan into notes in NewCo

NewCo Corporate Governance

- DT to nominate Board members consistent with its ownership percentage
- Selected consent rights for DT
- Increase / decrease of ownership limitations for DT

Conditions and Closing Timeline

- MetroPCS shareholder vote expected late-2012/early-2013
- Customary regulatory approvals required
- Expected to close in 1H 2013

Transformational combination enhances growth and profitability.

Value Leadership	▪ Capture growth in industry's fast growing no-contract services ▪ Greater customer value and choice
Scale Benefits	▪ Greater spectrum position, network coverage and capacity ▪ Deeper LTE network deployment with path to at least 20x20 MHz ▪ Improves marketing and purchasing scale
Significant Synergies	▪ Projected cost synergies of $6 – $7Bn NPV [(1)] ▪ Clear cut technology path to one common LTE network ▪ Straightforward integration with clear migration path for MetroPCS subscribers onto T-Mobile network
Strengthened Financials	▪ Enhanced growth profile – projected 5-year CAGRs: - Revenue: 3 – 5%, EBITDA: 7% – 10% and Free Cash Flow [(2)] 15% – 20% ▪ Increases financial flexibility and direct capital market access for NewCo

1) NPV calculated with 9% discount rate and 38% tax rate
2) Free Cash Flow defined as EBITDA less Capital Expenditure

Strategic rationale for Deutsche Telekom.

Strengthens DT's Strategic Position in Attractive U.S. Market	▪ Enhances platform for credible challenger position in the U.S. wireless market ▪ Leading player in fast growing no-contract services ▪ Increases scale and positions NewCo for growth and value creation
Compelling Value Opportunity	▪ Total projected cost synergies with NPV of $6 – $7Bn [1] ▪ Strongly enhances asset value compared to SOTP valuations without deploying more capital
Increased Financial Flexibility	▪ NewCo is publicly listed entity; equivalent to an accelerated IPO with synergies ▪ Creates path towards self-funding platform in the U.S. with direct access to capital markets
DT's Commitment to Shareholders Unchanged	▪ No impact to shareholder remuneration policy ▪ No changes to guidance for 2012

1) NPV calculated with 9% discount rate and 38% tax rate

Strategic rationale and financial benefits for MetroPCS.

Strengthens Strategic Position	▪ Addresses need for spectrum by increasing average depth from 22 to 83 MHz in MetroPCS's major metro areas ▪ Ability to expand MetroPCS model into new geographies providing new growth platform ▪ Stronger value proposition to customers powered by broader coverage and deeper spectrum ▪ Increased scale and access to nationwide platform
Shareholders to Receive Attractive Mix of Cash and Stock	▪ Shareholders receive cash payment of approximately $4.09 per share ▪ Shareholders receive 26% ownership stake in NewCo and significant participation in NewCo's growth and value creation, including projected cost synergies
Enhances Stability and Flexibility	▪ Combined entity reduces MetroPCS's standalone business risk ▪ Increases flexibility to pursue future opportunities ▪ Allows MetroPCS customers to gain access to full range of contract and no-contract services

NewCo: The Wireless Value Leader

Life is for sharing.

NewCo leadership in place.

Brings Together Seasoned Executive Leadership with Significant Industry Expertise



John Legere
President and Chief Executive Officer



J. Braxton Carter
Chief Financial Officer



Jim Alling
COO of T-Mobile Customer Unit



Thomas C. Keys
COO of MetroPCS Customer Unit

NewCo: The premier challenger in the U.S. wireless market.

Simplicity, unlimited data, and "No Surprises" for both contract and no-contract customers

Combined spectrum resources enabling at least 20x20 MHz LTE in major metro areas

Growth platform delivering projected 7% - 10% EBITDA growth and 15% - 20% FCF [1] growth (5-year CAGR)

Led by proven management team committed to growth and cost leadership

1) Free Cash Flow defined as EBITDA less Capital Expenditure

Increasing our momentum.

AT&T spectrum

AWS spectrum received

Network modernization

$4Bn LTE investment including site upgrades and spectrum re-farming

Verizon spectrum swap

More efficient network and deeper LTE rollout

Tower transaction

Attractive financial structure while maintaining operational flexibility

MetroPCS Combination

Creating the leading value carrier

Enhanced spectrum position.

Spectrum Transactions Significantly Improved T-Mobile's Spectrum Depth

Total Spectrum in Top 100 Major Metro Areas

MHz [1]



75
50
25
0
52
26
26
7
2
61
35
26
11
6
4
72
41
31
T-Mobile (Dec 2011)
AT&T Spectrum
VZW Spectrum
T-Mobile (Oct 2012)
MetroPCS
NewCo
PCS Spectrum
AWS Spectrum

1) Totals do not reconcile due to rounding

NewCo: an enhanced competitor.

Total Spectrum in Top 25 Major Metro Areas
MHz



75
50
25
0
63
13
76
T-Mobile
metroPCS
NewCo

Subscribers
2Q-2012, Millions



48
36
24
12
0
33.2
6.6
5.3
21.3
9.3
42.5
6.6
14.6
21.3
T-Mobile
metroPCS
NewCo
Branded Contract
Branded No-Contract
Wholesale(1)

Total Revenue
$Bn, 2012E (2)



30
20
10
0
19.7
5.1
24.8
T-Mobile
metroPCS
NewCo

EBITDA
$Bn, 2012E (2)



9
6
3
0
4.9
1.4
6.3
T-Mobile
metroPCS (3)
NewCo
% Margin of Service Revenue (4)
28.2%
30.3%
28.6%

1) Includes MVNO and M2M
2) 2012E based on equity research consensus; presented as US GAAP
3) Pre stock-based compensation
4) Based on 2012E equity research consensus T-Mobile service revenue of $17.3Bn, MetroPCS service revenue of $4.6Bn and NewCo service revenue of $21.9Bn

Accelerates Challenger Strategy.

	Initiatives Underway	Benefits with MetroPCS
Amazing 4G Services	✓ $4Bn network modernization ✓ 20% coverage improvement ✓ >200MM pops LTE in 2013	✓ Complementary spectrum position ✓ Path to at least 20x20 MHz LTE ✓ Improved urban and in-building coverage
Value Leader	✓ Unlimited 4G data ✓ First with contract handset financing and Bring Your Own Device	✓ Geographic expansion opportunities ✓ Expanded customer choice
Trusted Brand	✓ Brand re-launch ✓ 1,400 store refresh	✓ Signals "staying power" ✓ Improved customer experience
Multi-Segment Player	✓ Ramping B2B salesforce by 1,000 ✓ Monthly4G growth of ~75% YoY ✓ Rich MVNO pipeline	✓ Leading value carrier ✓ ~70,000 total points of distribution
Challenger Business Model	✓ Business re-structuring ✓ Cost discipline yielding $900MM savings ✓ Branded contract churn improvement of 50Bps YoY	✓ Projected 20 - 25% increase in network asset utilization ✓ Projected $6 - 7Bn NPV [1] value of synergies ✓ Cost leadership culture

1) NPV calculated with 9% discount rate and 38% tax rate

$4Bn network modernization well underway.

Amazing 4G Services

- 37,000 sites upgraded over three years with:
  - Multi-mode radios
  - Tower-top electronics
  - New antennas with integrated radios
- Enables technology enhancements:
  - HSPA+ introduction in PCS spectrum band in 2012
  - LTE >200MM POPs by end of year 2013
  - Approximately 20% projected improved in-building coverage

$4Bn Total Investment



Antennas with integrated radios
BTS
Coax
Card
Fiber

MetroPCS enables deeper LTE spectrum in top areas.

Amazing 4G Services

Spectrum depth enhances LTE in key metro areas (1)



Key Areas
Post-Transaction LTE Spectrum (MHz)
New York
Los Angeles
Dallas
Philadelphia
Detroit
Boston
San Francisco
Tampa
Sacramento
Las Vegas
Orlando
50
50
60
40
50
50
50
50
50
50
50



= T-Mobile AWS Spectrum
= Additional AWS spectrum from transaction
Average LTE Spectrum in Key Areas (MHz)
60
50
40
30
20
10
0
36
14
50
T-Mobile
metroPCS
NewCo

1) Assumes AWS spectrum fully deployed as LTE spectrum over time

Delivers greater network scale.

Amazing 4G Services

Cell Sites and DAS Nodes

Thousands



52
18
60
T-Mobile
metroPCS*
NewCo*

*Note: Includes DAS Nodes and Macro Sites

Subscribers per Cell Site*



633
664
765
T-Mobile
metroPCS
NewCo

*Note: Includes M2M subscribers; cell sites adjusted for DAS Nodes

- Enhanced spectrum position
- MetroPCS DAS site consolidation enhances network density
- Greater equipment purchasing scale

Total Spectrum

MHz, top 25 major metro areas



BRS (Clearwire)
109
97
76
63
106
52
54
13
9
verizon
at&t
NewCo
T-Mobile
Sprint
metroPCS
LEAP

T-Mobile network ready to accommodate MetroPCS subscribers.

Amazing 4G Services

Favorable Dynamics

- T-Mobile's 40-60 MHz HSPA+ / LTE will have capacity to allow MetroPCS customers to begin migration at time of close
- Rapid handset turnover (60% - 65% per year) facilitates MetroPCS customer migration
- Coverage and performance for MetroPCS customers improves dramatically in transition minimizing any potential churn
- GSM ecosystem handsets equivalent or more capable at each price point

Integration Plan

- Transition MetroPCS's subscribers to T-Mobile / NewCo network through upgrade cycles
- Re-farm MetroPCS spectrum to create capacity for increasing demand for increased LTE bandwidth
- Decommission redundant sites and integrate selected MetroPCS assets in dense metro areas
- **MetroPCS customers anticipated to be completely migrated to NewCo by 2H 2015**

Straightforward spectrum migration strategy.

Amazing 4G Services

- GSM remains "universal" technology for roaming, M2M and legacy devices
- MetroPCS PCS spectrum migrated to HSPA+
- T-Mobile AWS repurposed from HSPA+ to LTE over time
- Available MetroPCS AWS spectrum migrates to LTE
- AWS becoming primary LTE band across Americas

Dallas Region Case Study


5x5 MHz Blocks
CDMA / EVDO
GSM
HSPA+
LTE
2H2013
1H2014
2H2014
1H2015
2H2015
AWS
PCS
T-Mobile
MetroPCS
T-Mobile

Creates the value leader in wireless.

Value Leader

Best Value in the U.S. Market

	Contract Services		No-contract Services
Brands	T-Mobile	T-Mobile	metroPCS
		Partner Brands (MVNO)	
Customer Segments	▪ Consumer ▪ B2B ▪ M2M	▪ Consumer	
Primary Channel	▪ National / Direct	▪ National / Indirect	▪ Local / Indirect
Distribution	~70,000 total points of distribution ~7,500 branded doors / ~10,000 3rd-party doors / ~50,000 national retail doors		
Network	4G network with LTE/HSPA+ delivers fast and reliable coverage		

Improves customer experience.

Trusted Brand

	Benefits to NewCo Customers: T-Mobile	Benefits to NewCo Customers: metroPCS
Network Coverage	✓ Better service and faster speeds driven by: ✓ Increased network density ✓ Broader coverage area ✓ Additional capacity in major metro areas	✓ Greatly expands on-net domestic coverage ✓ International roaming options
LTE	✓ Deeper LTE coverage in major metro areas such as NY, LA and Dallas	✓ Faster, broader, higher capacity 4G HSPA+ and LTE network
Devices	✓ Expands handset availability	✓ Wider handset choice and lower costs
Distribution and Service	✓ Leverage MetroPCS automation and self service to improve service levels	✓ National footprint → subs not forced to leave MetroPCS when they move

Leader in fast growing no-contract offerings.

Multi-Segment Player

North America Industry Growth
% Subscribers CAGR (2012-2017)



Total
3% - 5%
No-Contract
9% - 10%
Contract
2% - 3%

Source: Independent Market Research (OVUM)

Branded No-contract Subscribers [1]
Q2-2012, Millions



TRACFONE
21.3
Sprint
15.4
NewCo
14.6
metroPCS
9.3
at&t
7.5
LEAP
5.9
verizon
5.3
T-Mobile
5.3

Branded No-contract Revenue
Q2-2012, $Bn



TRACFONE
1.0
Sprint
1.2
NewCo
1.6
metroPCS
1.2
at&t
Not Reported
LEAP
0.8
verizon
Not Reported
T-Mobile
0.4

1) Facilities-based carriers exclude wholesale

MetroPCS expands footprint.

Multi-Segment Player

NewCo's Spectrum and Network Broadens MetroPCS's Potential Reach


Seattle
Spokane
Portland
Eugene
Boise City
Reno
Sacramento
San Francisco
Las Vegas
Los Angeles
Phoenix
Tucson
Salt Lake City
Denver
Colorado Springs
Albuquerque
El Paso
Amarillo
Minneapolis
Sioux Falls
Omaha
Des Moines
Kansas City
Wichita
Oklahoma City
Dallas
Shreveport
Austin
San Antonio
Houston
Corpus Christi
Little Rock
Memphis
Jackson
New Orleans
St. Louis
Madison
Chicago
Grand Rapids
Detroit
Indianapolis
Columbus
Cleveland
Pittsburgh
Buffalo
Syracuse
Albany
Boston
Hartford
Bangor
New York
Philadelphia
Washington
Richmond
Virginia Beach
Lexington-Fayette
Nashville-Davidson
Raleigh
Charlotte
Atlanta
Birmingham
Savannah
Tallahassee
Jacksonville
Orlando
Tampa
Miami
MetroPCS Network
T-Mobile Network

Addressable POPs coverage increases from 105MM to more than 280MM

Transaction accelerates momentum in contract offerings.

Multi-Segment Player

- ✓ Powerful signal to customers that NewCo is here to compete in contract offerings
- ✓ Network improvements contribute to improving churn metrics
- ✓ Improves 4G LTE depth in major metro areas
- ✓ Additional spectrum supports Unlimited as key differentiator
- ✓ Signals staying power to B2B customers

Providing Contract Customers a More Compelling Product Offering

Poised for growth.

Challenger Business Model

Expected 5-year Growth
% CAGR


Revenue
3% - 5%
EBITDA
7% - 10%
Free Cash Flow (1)
15% - 20%

Target Profitability
% of service revenue


EBITDA Margin
34% - 36%

Capture Scale Benefits

- Achievable projected cost synergy realization with run-rate of $1.2 – $1.5Bn
  - Projected EBITDA run-rate of $0.8 – $1.0Bn
  - Reduction in capex with projected run-rate savings of $0.4 – $0.5Bn
- Upside from geographic expansion of MetroPCS brand

1) Free Cash Flow defined as EBITDA less Capital Expenditure

Synergies turbocharge the Challenger business model.

Challenger Business Model

Rapid Transition to a Single Network Projected $5 - $6Bn NPV (1)	▪ T-Mobile's network capacity accelerates MetroPCS customer transition ▪ Highly complementary spectrum allows for greater LTE bandwidth ▪ Rapid handset turnover facilitates network migration ▪ Decommission redundant sites and retain selected MetroPCS network assets
Capture Economies of Scale Estimated ~$1Bn NPV (1)	▪ Realize efficiencies in common support functions ▪ Maximize scale benefits with handset and other partners
Drive MetroPCS Geographic Expansion	▪ Expanding MetroPCS's brand into new major metro areas ▪ Increase distribution density and customer convenience ▪ Provide strong dealer community

1) NPV calculated with 9% discount rate and 38% tax rate

Cost synergies yield projected $6 - $7 billion NPV [1].

Challenger Business Model

	Year 1	Year 2	Year 3	Year 4	Year 5	Description
Network ($MM)						
Opex Savings	($0-$50)	($0-$50)	$0-$100	$300-$400	$600-$700	▪ Reduction in operating expenses related to tower, backhaul and roaming
Capex Savings	$100-$200	$300-$400	$400-$500	$450-$550	$400-$450	▪ Savings in capacity and expansion capex
One - Time Costs	($600-$700)	($0 - $50)	($700-$800)	($800-$900)	-	▪ Site upgrades and decommissioning
Non - Network ($MM)						
Opex Savings	$0-$50	$100-$200	$150-$250	$150-$250	$200-$300	▪ HSPA+ cost advantage over CDMA ▪ Procurement and back office efficiencies
Capex Savings	-	$0-$50	$0-$50	$0-$50	$0-$50	▪ Common platform efficiencies
One – Time Costs	($150-$250)	($0-$100)	($0-$100)	-	-	▪ Customer transition and business integration

1) NPV calculated with 9% discount rate and 38% tax rate

NewCo's strong financial profile.

Challenger Business Model

Total Revenue

$Bn, 2012E [1]



30
20
10
0
19.7
5.1
24.8
T-Mobile
metroPCS
NewCo

EBITDA

$Bn, 2012E [1]



9
6
3
0
4.9
1.4
6.3
T-Mobile
metroPCS [2]
NewCo

	T-Mobile	MetroPCS	NewCo
% Margin of Service Revenue [3]	28.2%	30.3%	28.6%

Capital Expenditure

$Bn, 2012E [1]



6
4
2
0
3.2
0.9
4.2
T-Mobile
metroPCS
NewCo

	T-Mobile	MetroPCS	NewCo
% Capital Intensity of Service Revenue [3]	18.8%	20.2%	19.1%

Free Cash Flow [4]

$Bn, 2012E [1]



4
3
2
1
0
1.6
0.5
2.1
T-Mobile
metroPCS
NewCo

	T-Mobile	MetroPCS	NewCo
% Margin of Service Revenue [3]	9.4%	10.1%	9.6%

1) 2012E based on equity research consensus; presented as US GAAP
2) Pre stock-based compensation
3) Based on 2012E equity research consensus T-Mobile service revenue of $17.3Bn, MetroPCS service revenue of $4.6Bn and NewCo service revenue of $21.9Bn
4) Free Cash Flow defined as EBITDA less Capital Expenditure

NewCo's attractive and flexible capital structure.

Challenger Business Model

NewCo Financial Strategy

- NewCo will have significant financial resources, stability and access to capital
  - Strong credit profile will reduce cost of capital
  - Target credit rating of Ba2/BB to Ba3/BB-
- Deutsche Telekom will be the largest holder of NewCo equity and debt
  - DT maintains an investment grade credit rating (Baa1 / BBB+)
  - DT to roll-over existing $15Bn inter-company loan into NewCo senior unsecured notes

NewCo Debt

$Bn, 2012E [1]


$20.4
$18.6
Total Debt
Net Debt

NewCo Post-Synergy EBITDA Leverage Ratio

x 2012E EBITDA [2]


2.9x
2.6x
Total Leverage
Net Leverage

1) Projected total debt of $20.4Bn and net debt of $18.6Bn assuming $1.8Bn of cash at close; excludes $2.4Bn tower financing obligation and $0.4Bn MetroPCS capital leases
2) Based on equity research consensus EBITDA of $7.1Bn (pro forma 2012E EBITDA of $6.3Bn and $0.9Bn of run-rate cost synergies)

NewCo's detailed capital structure.

Challenger Business Model

1 Deutsche Telekom Financing

- $15Bn of rollover notes
  - Average tenor of 8.5 years
  - Projected weighted average yield of 8%
- $0.5Bn Revolving Credit Facility
- $5.5Bn backstop (existing MetroPCS debt and new third party debt)

2 Existing MetroPCS Debt

- $2.5Bn bank debt (subject to waiver or refinance)
  - Variable rate with weighted average of 4.6% as of 6/30/12 and maturity range of 2013-2018
- $2Bn unsecured notes
  - 7.875% notes due 2018
  - 6.625% notes due 2020

3 New 3rd Party Debt

- $1Bn new third party debt

Capital Structure

$Bn (1)

DT Financing	$15.0	1
DT Revolving Credit Facility (Undrawn)	0.0	1
Existing MetroPCS Bank Loan	2.5	2
Existing MetroPCS Unsecured Notes	2.0	2
New Third Party Financing	1.0	3
Total NewCo Debt	**$20.4**	
T-Mobile Tower Leasing Obligation	2.4	
MetroPCS Capital Leasing Obligations	0.4	
Total Adjusted NewCo Debt	**$23.2**	
Less: Expected Cash at Closing	(1.8)	
Total NewCo Net Debt	**$18.6**	
Total Adjusted NewCo Net Debt	**$21.4**	

1) Totals do not reconcile due to rounding

Creating the Value Leader in Wireless

Leading Value Carrier in U.S. Wireless Market

Strengthened Spectrum Position to Roll-out 4G LTE

Projected $6 - $7Bn Cost Synergies from Enhanced Scale and Scope

Attractive Growth Profile with Projected 7% - 10% 5-year EBITDA CAGR

Back-Up

Life is for sharing.

Estimated Deutsche Telekom group impact from MetroPCS transaction.

Major Financial Key Performance Indicators (KPIs) 2013					
	Revenue	EBITDA (adj.)	ROCE	FCF	EPS (adj.)
Delta	€ 4.2 Bn	€ 1.1 Bn	0.4 p.p.	€ -0.3 Bn	€ 0.02

Other Effects

- One time effect 2012: estimated negative net income effect of € 7 - 8 Bn due to goodwill and asset impairment on T-Mobile asset
- FCF in 2013 will include integration expenses of € 0.6 to € 0.7 Bn. Positive accretion including integration expenses expected from 2014 onwards
- Rating debt: the transaction has a non-significant impact on DT Debt/EBITDA ratio